UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 19, 2021 (February 13, 2021)
__________________________________________________________________________
Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
__________________________________________________________________________

Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
__________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On February 16, 2021, Digital Media Solutions, Inc. (the “Company”) announced the appointment of Vasundara Srenivas as the Company’s Chief Financial Officer, effective March 13, 2021.

Vasundara Srenivas, 46, has over 20 years of financial and accounting leadership experience. Since 2008, Ms. Srenivas has held various financial and accounting positions of increasing seniority, including most recently as the Chief Financial Officer, at Boeing Capital Corporation, a wholly-owned, multi-billion dollar subsidiary of Boeing Company. Previously, Ms. Srenivas served as Corporate Financial Planning and Analysis Leader for Raytheon Austrial P/L from 2004 to 2008. From 1997 to 2004, Ms. Srenivas served as Corporate Accountant for TransACT Communications.

Ms. Srenivas holds a Bachelors of Commerce & Masters of Commerce from Bangalore University and a Master of Business Administration from the University of Canberra.

Pursuant to the terms of an Offer Letter, dated as of February 13, 2021 (the “Srenivas Offer Letter”), by and between the Company and Ms. Srenivas, Ms. Srenivas will receive (1) an annual base salary of $265,000; (2) a pro-rated annual cash incentive bonus based upon criteria established by the Company’s Board of Directors at a target level of 40% of earned base salary, with a guaranteed bonus of $97,167 for 2021; (3) a one-time sign on bonus of $40,000 to assist with relocation costs; (4) an equity grant on July 1, 2021 of $275,000, subject to three-year vesting, consisting of 30% in options and 70% in restricted stock units, subject to the approval of the Compensation Committee; and (5) benefit enrollments paid by the Company.

The Srenivas Offer Letter provides for certain severance benefits upon a termination by the Company without “cause” or for “good reason.” In the event of a termination without “cause” or “good reason” by the Company, Ms. Srenivas would be entitled to (i) continued payment of her respective base salary for twelve (12) months and (ii) payment of the Company’s portion of the premium for healthcare continuation coverage under COBRA at the same level of coverage they were entitled to at the time of termination of employment, subject to the timely election of continuation coverage.

The foregoing description of the Srenivas Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Srenivas Offer letter, which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference. Ms. Srenivas and the Company will also enter into an Indemnity Agreement substantially in the form filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2020, which is attached to this Current Report as Exhibit 10.2 and incorporated herein by reference.

A copy of the press release announcing the appointment of Ms. Srenivasis is attached as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Ms. Srenivas and any director or other executive officer, nor are there any transactions to which the Company was or is a participant and in which Ms. Srenivas has a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Srenivas and any other persons pursuant to which she was selected as an officer.

Departure of Randall Koubek

On February 16, 2021, the Company announced the departure of Randall Koubek, Chief Financial Officer of the Company. Mr. Koubek and the Company mutually decided that Mr. Koubek’s last day of employment would be March 12, 2021.

Upon Mr. Koubek’s departure, the Company and Mr. Koubek will enter into a separation and release agreement. Pursuant to the separation and release agreement, Mr. Koubek will be entitled to a lump sum payment equivalent to twelve months of his base salary and $4,200, representing the cost for three months of COBRA coverage, in lieu of the twelve months of salary continuation and COBRA coverage that had been provided in his offer letter, dated as of October 28, 2018. In addition, the Compensation Committee approved the acceleration of the 8,503 options and 17,500 restricted stock units held by Mr. Koubek following his departure, subject to the separation and release agreement.

Mr. Koubek’s decision to step down was not related to any disagreements with the Company on any matter relating to its operations, policies, practices or any issues regarding financial disclosures, accounting or legal matters.

A copy of the press release announcing the departure of Mr. Koubek is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d). Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

10.1+	Offer Letter, dated February 13, 2021, by and between Digital Media Solutions, Inc. and Vasundara Srenivas
10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.8 to Digital Media Solutions, Inc.’s Current Report on Form 8-K/A filed with the SEC on July 20, 2020).
10.3+
Offer Letter, dated October 23, 2018, by and between Digital Media Solutions, LLC and Randall Koubek (incorporated by reference to Exhibit 10.13 to Amendment No. 1 to Digital Media Solutions, Inc.’s Current Report on Form 8-K filed with the SEC on July 20, 2020

99.1	Press release of Digital Media Solutions, Inc. issued February 16, 2021

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

+ Management contract and compensatory plan and arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2021

Digital Media Solutions, Inc.

/s/ Anthony Saldana
Name:	Anthony Saldana
Title:	General Counsel & Corporate Secretary